                                                                   EXHIBIT 10.16

               [LETTERHEAD OF UNIVERSITY OF CALIFORNIA, BERKELEY,
                         OFFICE OF TECHNOLOGY TRANSFER]
--------------------------------------------------------------------------------

                                AMENDMENT #1 TO:

             OPTION AND BAILMENT AGREEMENT FOR AN EXCLUSIVE LICENSE

                   BETWEEN PREMIER AMERICAN TECHNOLOGIES, INC.

                 AND THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

         FOR METHODS FOR MEASURING REPLICATION AND DESTRUCTION RATES OF

                      INFECTIOUS AGENTS IN A HOST ORGANISM

                                      * * *

================================================================================

Effective January 15, 1998 ("EFFECTIVE DATE"), THE REGENTS of the University of California, a California corporation, whose legal address is 300 Lakeside Drive, Oakland, California 94612-3550, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94720-1620, ("THE REGENTS") and SpectruMedix Corp. (f.k.a. Premier American Technologies Corporation) having a principal place of business at 2124 Old Gatesburg Road, State College, PA 16803 ("OPTIONEE"), agree as follows:

APPENDIX A: Replace with:

            SAMPLE LETTER FOR USE PRIOR TO TRANSMISSION OF BIOLOGICAL
                  MATERIALS TO INVESTIGATORS AT UNIVERSITIES OR
                        NON-PROFIT RESEARCH INSTITUTIONS

                                     (date)

                                  IN DUPLICATE
[Adr]
Dear [Name]:

Re:   Agreement for Use of Certain Biological Materials

This Letter Agreement governs an arrangement whereby THE REGENTS OF THE UNIVERSITY OF CALIFORNIA ("REGENTS") make available to [Name] ("INDIVIDUAL") of [Institution] ("INSTITUTION") the Biological Material described in Article 1 below.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.


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Accepted and Agreed to: (INDIVIDUAL)

------------------------------------------------
Printed Name

------------------------------------------------
Signature

------------------------------------------------
Date

Accepted and Agreed to:  (INSTITUTION)

By:                        ______________________________

Printed Name:              ______________________________

Title:                     ______________________________

Address:                   ______________________________

                           ______________________________

                           ______________________________

All other terms of the Option to negotiate an Exclusive License remain in full force and effect.

The parties to this Agreement have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

THE REGENTS                                          SPECTRUMEDIX CORP.
OF THE UNIVERSITY OF CALIFORNIA

By: /s/ William A. Hoskins                           By: /s/ Joseph K. Adlerstein
        William A. Hoskins
        Director, Office of Technology Licensing     Printed Name: Joseph K. Adlerstein
        2150 Shattuck Ave., Suite 510
        Berkeley, CA 94720-1620                      Title:  C.E.O.
                                                           -----------------------------------

Date:   April 3, 1998                                Date:   April 2, 1998
        ----------------------------------------          ------------------------------------


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.


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This Letter Agreement, if approved by INSTITUTION, will state the understandings under which the Biological Material will be made available to INDIVIDUAL. INSTITUTION will hold the Biological Material in trust solely for the purposes set forth in this Letter Agreement. Upon signing of this Letter Agreement, the Biological Material will be forwarded to:

Name:       ____________________________________

Title:      ____________________________________

Address:    ____________________________________

            ____________________________________

      1.    The Biological Material to be furnished consists of the following:

      Description of Material    Laboratory Designation    UCB Case No.

                                                           * * *

The Biological Material resulted from research by * * * at the University of California, Berkeley, under private sponsorship.

      2. This Letter Agreement does not restrict REGENTS' right to distribute the Biological Material and all derivatives resulting therefrom to other noncommercial or commercial entities.

      3. INSTITUTION acknowledges that REGENTS have informed INSTITUTION that it has filed a patent application covering inventions relating to the Biological Material.

      4. INSTITUTION may use the Biological Material or all unmodified derivatives only for scientific research. Nothing in this Letter Agreement grants INSTITUTION any rights under patents, nor any rights to use any products or processes which contain some portion of the Biological Material, for profit-making or commercial purposes. INSTITUTION agrees to negotiate, in good faith, a license with REGENTS prior to making any profit-making or commercial use of any product or process derived from Biological Material. REGENTS shall have no obligation to grant such a license to INSTITUTION, and may grant exclusive or non-exclusive licenses to others who may be investigating uses of the Biological Material.

      5. INSTITUTION may create modified substances from the Biological Material ("Modifications"). INSTITUTION retains the right to distribute Modifications to academic scientists for non-commercial research purposes only. However, INSTITUTION further grants an exclusive


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.
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option to a world-wide license to REGENTS' exclusive optionee or licensee of the
Biological Material to any Modifications created by INSTITUTION. Such option shall extend for a period of * (*) days from the date REGENTS receives written notification of such Modifications from INSTITUTION. If REGENTS' exclusive optionee or licensee does not exercise such option, INSTITUTION shall be free to license such Modifications to other third parties. Modifications do not include progeny or unmodified derivatives.

      6. Either party has the right to terminate this Letter Agreement at any time, in which case INSTITUTION will discontinue, within * (*) days, its use of the above-mentioned Biological Material and any derivatives resulting therefrom, for research or other purposes, including sale of commercial products as indicated in Article 4 above, until such time as a new agreement between the parties is established.

      7. INSTITUTION UNDERSTANDS THAT THE BIOLOGICAL MATERIAL DELIVERED HEREBY IS EXPERIMENTAL IN NATURE, AND REGENTS MAKE NO REPRESENTATION AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED. THERE ARE NO EXPRESSED OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE BIOLOGICAL MATERIAL WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS.

      8. In no event shall REGENTS be liable for any use of such Biological Material or any derivatives resulting therefrom, and INSTITUTION hereby agrees to defend, indemnify, and hold REGENTS harmless from any loss, claim, damage, or liability of whatsoever kind or nature, which may arise from or in connection with this Agreement or the use of such Biological Material hereunder.

      9. INSTITUTION shall not transfer the Biological Material (including any derivative or part thereof) to any other INSTITUTION or non-INSTITUTION person outside the above-mentioned laboratory without the prior written consent from REGENTS.

                                       Sincerely,



                                       *        *        *


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.